EXHIBIT 10.3

                           MEMORANDUM OF UNDERSTANDING

      This Memorandum of Understanding (hereinafter, "MOU") is made and entered into on this day, March 10, 2004, by and between Silver Star Technologies, Inc., a District of Columbia corporation located at 419 Mellon Street, SE, Washington, DC 20032-2692 (hereinafter referred to as "SST"), arid TeleScience International, Inc. (herein referred to as "TII"), a Virginia, corporation. with its principal office at 8150 Leesburg Pike, Suite 1200, Vienna Virginia 22182. TII and SST are sometimes referred to herein individually as the "Party" and collectively as the "Parties".

                                   WITNESSETH:

      WHEREAS, TII is a public. company that provides supplies and services to state and federal government agencies, and to the private sector; and

      WHEREAS, TII wishes to use SST as a marketing partner, and as a distributor for Swede decontamination and personal protection equipment and

      WHEREAS, SST is a. disabled veteran-owned small business Hubzone concern with current and future contracts that may require TII support;

      WHEREAS, SST is desirous of teaming with a business concern that can provide it with marketing and administrative assistance; and

      WHEREAS, TII and SST have successfully worked together in the past;

      NOW THEREFORE it is understood and agreed by the parties that they will henceforth work together in the following manner:

      1. Administrative Assistance. TII will assist SST in all administrative functions when appropriate.

      2. Business Team. TII and SST will use their best efforts to form art appropriate business vehicle for working together, whether a marketing partnership, strategic alliance, or individual teaming agreements on a contract by contract basis. The actual form it takes will be determined after attorneys have reviewed the pertinent laws and regulations affecting the Parties and their contracts. However, it is understood that the relationship TII and SST is striving for is that of a marketing partner/distributor, which includes, but is not limited to, "Swede" decontamination and personal protection equipment.

      3. Status of Parties. The status of SST as a disabled veteran; Hubzone, or Small Business will not be disturbed, absent agreement by the Parties based on a compelling business interest.

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      4. Confidentiality. The terms of this Agreement are confidential, and each
Party receiving any propriety or confidential information from the other Party or its clients shall exercise reasonable efforts to preserve the confidentiality of said information.

      5. Integration. This MOU together with a Letter of Intent constitute the sole and entire agreement of the Parties hereto, and no modification of this MOU shall be binding unless written and signed by the Parties hereto simultaneously to the execution hereof. Further, this MOU supersedes any previous MOU or agreement. between said parties.

      6. Partial Invalidity. The provisions of the MOU shall be deemed independent and severable, and the validity or enforceability of any provision or portion hereof.

      IN WITNESS WHEREOF, and intending to be bound hereby; the Parties hereto have executed this MOU the day and year first above written.

FOR TELESCIENCE INTERNATIONAL, INC.


-----------------------------------     --------------------------
Dr. BB Sahay, Chairman and CEO          Date

FOR SILVER STAR TECHNOLOGIES, INC.


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Mr. Ric Cruz, President                 Date

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                                    ADDENDUM

      Silver Star Technologies, Inc, (SST) and MSSI-TeleScience International, Inc. (TII) have entered into a marketing g partnership to sell and distribute Personal Protection Equipment and Decontamination Equipment. Further, SST will act as TII's distributor of this equipment and provide products as required;

      SST and TII will split the gross profit 50/50 for all joint sales (current product pricing to be reviewed by SST and TII);

      SST will provide the products from the manufacturer and demo equipment (to include decontamination trailer) and personnel for marketing purposes as required;

      TIT will provide access to an SUV to tow the decontamination trailer for joint marketing purposes;

      For leads/contract vehicles provided by TII, TII may provide sales/marketing personnel as needed and available;

      SST and TII will jointly create marketing collateral;

      SST and TII will, reevaluate submission of GSA 84 schedule for purposes of selling Homeland Security products to the Federal government.


-----------------------------------     --------------------------
Dr. BB Sahay, Chairman and CEO          Date
MSSI-Telescience International, Inc.


-----------------------------------     --------------------------
Mr. Ric Cruz, President                 Date
Silver Star Technologies, Inc.